SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 29, 2016

MINISTRY PARTNERS INVESTMENT COMPANY, LLC
(Exact name of registrant as specified in its charter)

California	333-04028LA	26-3959348
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 West Imperial Highway, Suite 120, Brea, CA	92821
(Address of Principal Executive Offices)	(Zip Code)

            Registrant's telephone number, including area code: (714) 671-5720

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the

            Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the

            Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment

of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2016,  the Board of Managers of Ministry Partners Investment Company, LLC (the “Company”) approved a  reorganization of the duties and responsibilities of its senior management team in an effort to reduce operating expenses, improve the Company’s efficiency and profitability of its core operations, and to position the Company for future growth.  As part of the management change, the Company’s Senior Vice President and Chief Financial Officer position, held by Susan B. Reilly,  was eliminated effective as of August 31, 2016.  Ms. Reilly commenced her employment with the Company on December 1, 2007 and has served as the

Company’s Senior Vice President and Chief Financial Officer.  Ms. Reilly’s separation from service was not prompted by any performance, regulatory or disciplinary issues, and is not related to the Company’s financial statements or other reporting requirements.

As part of the senior management reorganization plan approved by the Board of Managers, Daniel A. Flude, who previously served as the Company’s Controller, assumed additional responsibilities for the Company and was appointed as Vice President of Finance and the Company’s Principal Accounting Officer  effective as of August 31, 2016.  Mr. Flude joined the Company on March 10, 2008 and has been a key member of the Company’s finance and accounting leadership team during his tenure. Most recently, Mr. Flude served as the Company’s Controller. Mr. Flude received a Bachelor of Science in accounting from the University of Oregon and is a certified public accountant. He also maintains his FINRA Series 28 and 99 securities registrations.

The Company also appointed Mr. William M. Crammer III to serve as Vice President of Administration effective as of August 31, 2016. Mr. Crammer previously served as the Company’s Manager of Loan Participations and has been with the Company since May 13, 2013. Mr. Crammer will assume responsibility for the Company’s loan processing and servicing functions, loan participation and CUSO services and products, risk management, and facilitating the Company’s information technology program. Mr. Crammer holds a Bachelor of Science in Accounting from California State University, Fullerton.

On September 2, 2016, the Company issued a press release regarding changes made in its senior management team. The press release is filed with this Report on Form, 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.    Description

99.1     Press Release dated September 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 2, 2016     MINISTRY PARTNERS INVESTMENT

COMPANY, LLC

/s/ Joseph W. Turner, Jr.

Joseph W. Turner, Jr.

Chief Executive Officer